INNOVATE Corp. 2026 INNOVATE Corp. Q2 2026 Earnings Release Supplement August 6, 2026

INNOVATE Corp. 2026 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBMG and the Infrastructure segment, anticipated success from the continued sale of new products in the Life Sciences segment, expectations for advertising revenue growth, new technologies, networks and stations, and potential commercial opportunities in datacasting in the Spectrum segment. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; substantial doubt about our ability to continue operating as a going concern; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses, including, without limitation, the sales of DBMG and Broadcasting; obtaining FCC regulatory approval for the Broadcasting merger; the possibility of indemnification claims arising out of divestitures of businesses; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all; our anticipated business profile following the highly substantial asset dispositions we are pursuing, including the potential absence of material operating revenue and uncertainty regarding the nature of any future operations; our dependence on the retaining and recruitment of key personnel; volatility in the trading price of our common stock; the impact of potential supply chain disruptions, labor shortages and increases in overall price levels, including in steel and transportation costs; interest rate environment; developments relating to the hostilities in Ukraine, the Middle East and Venezuela; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisitions, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; and our expectations regarding the timing, extent and effectiveness of any cost reduction initiatives and management’s ability to moderate or control discretionary spending. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. 2026 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-U.S. GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss (which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, (gains) losses on lease modifications, and asset impairment expense); interest expense; (gain) loss on extinguishment of debt; other (income) expense, net; income tax expense (benefit); non-controlling interests; share-based compensation expense; realignment and exit costs; facility commissioning costs; debt refinancing costs and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. 2026 Second Quarter 2026 & Recent Highlights 4 DBMG delivered record results in the second quarter; MediBeacon continued to build commercial momentum; R2 continued to demonstrate strong global demand; Spectrum successful closing of Broadcasting refinancing and INNOVATE agreed to partial sale of Broadcasting ■ DBM Global Inc.'s ("DBMG") delivered record results in the second quarter with year-over-year revenue growth of ~78%. ■ MediBeacon continued targeted introduction of TGFR system at centers of excellence in the U.S. and China. ■ R2 Technologies, Inc. ("R2") reported second quarter 2026 revenue of $2.2 million. Demand for the second quarter reached $3.6 million, with backlog at approximately 110 systems globally at the end of the quarter. ■ As previously announced, HC2 Broadcasting Holdings Inc. ("Broadcasting") closed on a refinancing transaction, and INNOVATE, through Broadcasting and HC2 Broadcasting Holdco, LLC, entered into a definitive agreement to sell a controlling interest in Broadcasting to CONX Corp. ("CONX"), subject to customary closing conditions and required regulatory approvals, with CONX expected to own approximately 75% and INNOVATE approximately 25% of Broadcasting following closing.

Segment Highlights

INNOVATE

DBM GLOBAL

Infrastructure Highlights

- Delivered record results in the second quarter with year-over-year revenue growth of ~78%.
- Reported backlog of $1.9B and total adjusted backlog[(1)] of $2.7B.
- Solid backlog visibility supporting the 2026 plan and underpins confidence into 2027.
- Year-to-date revenue of $771.9M.

PANSEND

Life Sciences Highlights

MediBeacon

- MediBeacon continued to build commercial momentum in the United States.
- MediBeacon is now actively engaged with over 100 healthcare institutions who have expressed interest in the TGFR System.

R2 Technologies

- Reported 2Q26 revenue of $2.2M.
- Demand for R2's technology continues to grow across international markets.
- Backlog of ~110 systems globally.

HC2 Broadcasting

Spectrum Highlights

- Successful closing of Broadcasting refinancing and INNOVATE agrees to partial sale of Broadcasting.

(1) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

INNOVATE Corp. 2026

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Q2 2026 QTD Financial Highlights

INNOVATE

Revenue				
($ millions)		2Q26		2Q25
Infrastructure	$	414.0	$	233.1
Life Sciences		2.2		3.2
Spectrum		5.4		5.7
Consolidated INNOVATE	**$**	**421.6**	**$**	**242.0**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA								
	2Q26				2Q25			
($ millions)		NI[1]		Adjusted EBITDA[2]		NI[1]		Adjusted EBITDA[2]
Infrastructure	$	26.4	$	48.7	$	5.5	$	19.3
Life Sciences		(2.3)		(0.8)		(6.5)		(2.6)
Spectrum		8.4		0.4		(6.1)		1.0
Non-Operating Corporate		(21.8)		(2.0)		(12.7)		(2.0)
Other & Eliminations		—		—		—		—
Consolidated INNOVATE	**$**	**10.7**	**$**	**46.3**	**$**	**(19.8)**	**$**	**15.7**

Consolidated Q2 Results

- Revenue increased $179.6M or 74.2% driven primarily by our Infrastructure segment, which was partially offset by decreases at our Life Sciences and Spectrum segments. The increase at our Infrastructure segment was primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, combined with changes in the estimate of the cost to complete those projects recognized in the ordinary course driven by efficiencies recognized around certain projects, which was partially offset by a decrease at the industrial maintenance and repair business due to the timing and size of projects, which had increased activity in the comparable period on certain large construction projects that have since been completed. The decrease at our Life Sciences segment was attributable to R2, primarily driven by decreases in Glacial system unit sales due to liquidity constraints. The decrease at our Spectrum segment was primarily driven by the termination of a few networks and individual markets subsequent to the comparable period, partially offset by the launch of new networks.
- Net income attributable to INNOVATE Corp. of $10.7M
- Adjusted EBITDA[2] increased by $30.6M to $46.3M primarily driven by our Infrastructure and Life Sciences segments, which was partially offset by a decrease at our Spectrum segment.

Infrastructure

- Net Income of $26.4M[1]
- Adjusted EBITDA[2] up $29.4M over the prior year quarter primarily driven by an increase in revenue and gross profit at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, combined with changes in the estimate of the cost to complete those projects recognized in the ordinary course driven by efficiencies recognized around certain projects, and, to a lesser extent, by an increase in revenue and gross profit at the construction modeling and detailing business. The increase was partially offset by a an increase in recurring SG&A expenses, primarily driven by the timing of compensation-related expenses and a decrease in revenue and gross profit at our industrial maintenance and repair business due to timing of certain large construction projects in the comparable period that have since been completed.
- Reported backlog and adjusted[3] backlog of $1.9B and $2.7B, respectively, compared to reported backlog and adjusted[3] backlog of $1.7B and $1.8B, respectively, at December 31, 2025.

Life Sciences

- Revenue of $2.2M attributable to R2, which decreased $1.0M or 31.3%, primarily driven by decreases in Glacial fx unit sales in North America and Glacial Spa unit sales outside North America due to liquidity constraints.
- Adjusted EBITDA[2] losses down $1.8M from the prior year quarter primarily driven by a reduction in compensation-related expenses at R2 and Pansend.

Spectrum

- Net income of $8.4M[1]
- Adjusted EBITDA[2] decreased by $0.6M from the prior year quarter, primarily driven by the termination of a few networks and individual markets subsequent to the comparable period, which was partially offset by the launch of new networks.

Non-Operating Corporate

- Adjusted EBITDA[2] losses remained consistent year-over-year at $2.0M.

Second Quarter Consolidated Revenue and Adjusted EBITDA[2] of $421.6 million and $46.3 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.

(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

(3) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

INNOVATE Corp. 2026

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Segment Highlights - Infrastructure

DBM Global ("DBMG")

Overview

- 77.6% revenue increase primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, combined with changes in the estimate of the cost to complete those projects recognized in the ordinary course driven by efficiencies recognized around certain projects, and to a lesser extent, at the construction modeling and detailing business and the new modular business. The increases were partially offset by a decrease at the industrial maintenance and repair business due to the timing and size of projects, which had increased activity in the comparable period on certain large construction projects that have since been completed.
- Adjusted EBITDA[2] increase was primarily driven by an increase in revenue and gross profit at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, combined with changes in the estimate of the cost to complete those projects recognized in the ordinary course driven by efficiencies recognized around certain projects, and, to a lesser extent, by an increase in revenue and gross profit at the construction modeling and detailing business. The increase was partially offset by an increase in recurring SG&A expenses, primarily driven by the timing of compensation-related expenses and a decrease in revenue and gross profit at our industrial maintenance and repair business due to timing of certain large construction projects in the comparable period that have since been completed.
- Reported backlog and adjusted backlog, which takes into consideration awarded but not yet signed contracts, of $1.9B and $2.7B, respectively.

Near-Term Focus

- Convert backlog to revenue through disciplined project execution while selectively pursuing high-quality opportunities.
- Capitalize on a strong pipeline and favorable end-market demand to drive backlog expansion and strengthen visibility into 2027 and 2028.

Financials

($ millions)		2Q26		2Q25
Revenue	$	414.0	$	233.1
Net Income[1]	$	26.4	$	5.5
Adjusted EBITDA [2]	$	48.7	$	19.3

Trending Backlog

($ millions)



3,000
2,000
1,000
~$2,659.2
$1,254.4
$1,548.4
$1,723.9
$1,585.6
$1,901.0
2Q25
3Q25
4Q25
1Q26
2Q26
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted backlog takes into consideration awarded, but not yet signed contracts.
All data as of June 30, 2026 unless otherwise noted.

INNOVATE Corp. 2026

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Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

PANSEND

R2 Technologies, Inc. ("R2")

- R2 reported second quarter 2026 revenue of $2.2 million.
- R2's demand for the second quarter reached $3.6 million, with backlog increasing to nearly 110 systems globally at the end of the quarter.
- Subsequent to quarter end, R2 extended the maturity of its secured promissory note with Lancer Capital from August 1, 2026 to December 31, 2026, and R2's preferred equity was converted to common equity, simplifying its capital structure.

MediBeacon

- Continued to build commercial momentum in the United States. MediBeacon is now actively engaged with over 100 healthcare institutions who have expressed interest in the TGFR System.
- Poised to begin clinical studies of the third generation wireless TGFR Sensor under IDE approval. MediBeacon targets a pivotal study in 2027. The wireless wearable third generation product is anticipated to further expand the market for kidney function assessment in the outpatient setting.

R2 Trending Revenue

($ millions)



$3.0
$4.1
$3.1
$3.2
$3.1
$3.1
$1.6
$2.2
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26

Summary of Investments(1)

Company	Investment to Date	Equity %	Fully Diluted %
R2 Technologies(2)	$72.3M	80.8%	73.0%
MediBeacon	$38.0M	44.6%	39.4%
Genovel	$4.2M	80.0%	75.2%
Triple Ring	$0.9M	7.2%	1.6%
Scaled Cell Solutions	$0.9M	20.1%	20.1%

(1) Investment-to-date totals and equity ownership percentages are as of June 30, 2026.

(2) Pansend's ownership percentage in R2 does not take into account the July 28, 2026 conversion of preferred equity to common equity, following which Pansend's ownership percentage increased to 85.0%.

INNOVATE Corp. 2026

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INNOVATE Corp. 2026 Financials ($ millions) 2Q26 2Q25 Revenue $ 5.4 $ 5.7 Net Income (Loss)(1) $ 8.4 $ (6.1) Adjusted EBITDA (2) $ 0.4 $ 1.0 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") Overview (1) Net Income (Loss) attributable to INNOVATE Corp. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. Operating Stations Mix 2Q26 Low Power Television ("LPTV") 206 Class A stations 53 Full-Power stations 3 Total Operating Stations 262 Approximate MHz POPs 2.7 Billion ■ Broadcasting entered into a $105 million loan agreement (the “New Loan”) with HC2 Merger Sub, LLC, a subsidiary of CONX (“Merger Sub”). The proceeds of the New Loan were used to fully satisfy Broadcasting’s existing 8.50% and 11.45% notes, to fund the repurchase of certain equity interests held by Broadcasting’s note holders, and to pay related transaction costs. The New Loan and interest accrued thereon are expected to be extinguished as consideration in the merger and will not require cash repayment upon closing of the merger. The New Loan matures on May 29, 2027, subject to earlier acceleration in accordance with its terms. ■ INNOVATE has entered into a merger agreement pursuant to which Merger Sub will merge with and into Broadcasting, with Broadcasting as the surviving corporation. As a result of the merger, after the closing it is expected that CONX will own approximately 75% of Broadcasting and INNOVATE will own approximately 25% of Broadcasting through HC2 Holdco.

INNOVATE Corp. 2026 (1) Debt Maturity Profile excludes held for sale liabilities, Preferred Stock and operating leases. Debt Maturity profile does not reflect the August 3, 2026 PIK interest. (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments, excluding exit fees and interest payments. (3) Excludes held for sale cash and cash equivalents and restricted cash. Debt Summary(1) ($ millions) Maturity Jun-26 Dec-25 10.50% Senior Secured Notes 2027 $ 379.3 $ 360.4 9.50% Convertible Senior Notes 2027 56.0 53.5 CGIC Promissory Note 2027 49.7 45.9 Revolving Line of Credit 2026 20.0 20.0 8.50% Senior Secured Notes 2026 — 1.9 7.50% Convertible Senior Notes 2026 0.2 0.2 Infrastructure Debt 2030 70.3 87.7 Life Sciences Debt 2026 50.9 47.9 Total Principal Outstanding $ 626.4 $ 617.5 Unamortized OID and DFC (10.4) (18.6) Total Debt $ 616.0 $ 598.9 Cash & Cash Equivalents(3) 87.8 108.2 Net Debt $ 528.2 $ 490.7 Current Credit Picture 10 Debt Amortization and Maturity Profile $74.3 $491.4 $5.8 $6.4 $48.5 Holdco Infrastructure Life Sciences 2026 2027 2028 2029 2030 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions) (2)

INNOVATE Corp. 2026 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. 2026 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Revenue $ 421.6 $ 242.0 $ 786.4 $ 516.2 Cost of revenue 342.1 196.4 653.4 425.1 Gross profit 79.5 45.6 133.0 91.1 Operating expenses: Selling, general and administrative 41.5 35.1 80.9 72.9 Depreciation and amortization 3.5 4.4 7.7 8.8 Other operating loss (income) — 1.2 (0.1) 1.1 Income from operations 34.5 4.9 44.5 8.3 Other (expense) income: Interest expense (27.6) (21.4) (52.1) (41.6) Gain (loss) on extinguishment of debt 18.4 (0.3) 18.4 (0.3) Loss from equity investees — — — (5.9) Other income, net 0.2 — 0.5 4.0 Income (loss) from operations before income taxes 25.5 (16.8) 11.3 (35.5) Income tax expense (13.1) (4.2) (16.0) (11.3) Net income (loss) 12.4 (21.0) (4.7) (46.8) Net (income) loss attributable to non-controlling interests and redeemable non-controlling interests (1.7) 1.2 (1.4) 2.5 Net income (loss) attributable to INNOVATE Corp. 10.7 (19.8) (6.1) (44.3) Less: Preferred stock dividends 0.3 2.2 0.7 2.5 Net income (loss) attributable to common stockholders and participating preferred stockholders $ 10.4 $ (22.0) $ (6.8) $ (46.8) 12

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended June 30, 2026 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 26.4 $ (2.3) $ 8.4 $ (21.8) $ — $ 10.7 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.8 — 0.7 — — 3.5 Depreciation and amortization (included in cost of revenue) 3.5 — — — — 3.5 Interest expense 1.4 2.1 6.8 17.3 — 27.6 Gain on extinguishment of debt — — (18.4) — — (18.4) Other (income) expense, net (1.8) — 1.9 (0.3) — (0.2) Income tax expense 11.1 — — 2.0 — 13.1 Non-controlling interests 2.5 (0.6) (0.2) — — 1.7 Share-based compensation expense — — — 0.4 — 0.4 Realignment and exit costs 0.2 — — — — 0.2 Facility commissioning costs 2.4 — — — — 2.4 Debt refinancing costs — — — 0.2 — 0.2 Acquisition and disposition costs 0.2 — 1.2 0.2 — 1.6 Adjusted EBITDA $ 48.7 $ (0.8) $ 0.4 $ (2.0) $ — $ 46.3

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Six Months Ended June 30, 2026 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 35.7 $ (5.6) $ 1.9 $ (38.1) $ — $ (6.1) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.7 0.1 1.9 — — 7.7 Depreciation and amortization (included in cost of revenue) 6.7 — — — — 6.7 Other operating income — — (0.1) — — (0.1) Interest expense 3.2 4.0 10.8 34.1 — 52.1 Gain on extinguishment of debt — — (18.4) — — (18.4) Other (income) expense, net (1.9) — 4.4 (3.0) — (0.5) Income tax expense 15.2 — — 0.8 — 16.0 Non-controlling interests 3.4 (1.4) (0.6) — — 1.4 Share-based compensation expense — 0.1 — 0.9 — 1.0 Realignment and exit costs 0.5 — — — — 0.5 Facility commissioning costs 3.0 — — — — 3.0 Debt refinancing costs — — — 0.2 — 0.2 Acquisition and disposition costs 0.2 — 1.2 1.1 — 2.5 Adjusted EBITDA $ 71.7 $ (2.8) $ 1.1 $ (4.0) $ — $ 66.0

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended June 30, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 5.5 $ (6.5) $ (6.1) $ (12.7) $ — $ (19.8) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.1 0.1 1.2 — — 4.4 Depreciation and amortization (included in cost of revenue) 3.0 — — — — 3.0 Other operating loss 1.2 — — — — 1.2 Interest expense 2.4 5.2 3.9 9.9 — 21.4 Loss on extinguishment of debt 0.3 — — — — 0.3 Other (income) expense, net (0.3) — 2.3 (2.0) — — Income tax expense 2.1 — — 2.1 — 4.2 Non-controlling interests 0.6 (1.4) (0.4) — — (1.2) Share-based compensation expense — — — 0.7 — 0.7 Realignment and exit costs 1.4 — 0.1 — — 1.5 Adjusted EBITDA $ 19.3 $ (2.6) $ 1.0 $ (2.0) $ — $ 15.7

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Six Months Ended June 30, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 10.1 $ (14.1) $ (11.5) $ (28.8) $ — $ (44.3) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 6.2 0.2 2.4 — — 8.8 Depreciation and amortization (included in cost of revenue) 6.5 — — — — 6.5 Other operating loss 1.1 — — — — 1.1 Interest expense 4.5 9.7 7.6 19.8 — 41.6 Loss on extinguishment of debt 0.3 — — — — 0.3 Other (income) expense, net (0.6) (4.5) 4.5 (3.4) — (4.0) Income tax expense 4.4 — — 6.9 — 11.3 Non-controlling interests 1.0 (2.8) (0.7) — — (2.5) Share-based compensation expense — 0.2 — 1.3 — 1.5 Realignment and exit costs 2.5 — 0.1 — — 2.6 Adjusted EBITDA $ 36.0 $ (11.3) $ 2.4 $ (4.2) $ — $ 22.9